UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2018

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200
Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484)  324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter)  or Rule 12b‑2  of the Securities Exchange Act of 1934 (§240.12b‑2  of this chapter).

Emerging growth company ☑

If an emerging growth company,  indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 7.01Regulation FD Disclosure.

On December 17, 2018,  Aclaris Therapeutics, Inc. (the “Company”) issued a press release to provide updated data from three clinical trials for ATI-502, an investigational topical Janus kinase (“JAK”) 1/3 inhibitor, an update on the expected release of topline data for one clinical trial for ATI-502, and an enrollment update for a clinical trial for ATI-501, an investigational oral JAK 1/3 inhibitor.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Management of the Company will also host a conference call at 5:00 PM ET on December 17, 2018 to discuss these updates. A copy of the presentation that will accompany the call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release dated December 17, 2018.
99.2	Company Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Frank Ruffo
Date: December 17, 2018		Frank Ruffo Chief Financial Officer